GUIDESTONE FUNDS
Supplement dated November 15, 2019
to
Statement of Additional Information (“SAI”) dated May 1, 2019
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.         CHANGE TO MANAGEMENT OF THE FUNDS
The section entitled Compliance and Risk Committee, on page 58, is deleted in its entirety and replaced with the following:
Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Messrs. Hartis, McMillan and Morgan and Dr. Hahn, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the Chief Compliance Officer of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2018, there were four meetings of the Compliance and Risk Committee.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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